HC2 Holdings, Inc. Q1 2020 Earnings Release Supplement May 11, 2020 © HC2 HOLDINGS, INC. 2020

Safe Harbor Disclaimers Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This earnings release supplement contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including, among others, statements related to the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government and HC2 on our business, financial condition and results of operations, and any such forward-looking statements, whether concerning the COVID-19 pandemic or otherwise, involve risks, assumptions and uncertainties. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this earnings release supplement include, without limitation, any statements regarding our expectations regarding entering definitive agreements in respect of the potential divestitures of Continental Insurance and/or DBM Global, reducing debt and related interest expense at the holding company level with the net proceeds of such divestitures, our ability to successfully enter into and close on divestiture transactions being contemplated, including Continental Insurance and DBM Global, building shareholder value, future cash flow, longer-term growth and invested assets, the timing and effects of redeeming the 11.5% Notes, reducing HC2's leverage and interest expense, and the timing or prospects of any refinancing of HC2's remaining corporate debt, the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on HC2’s operations and personnel, and on commercial activity and demand across our businesses, HC2’s inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact HC2’s business operations, financial performance, results of operations, financial position, the prices of HC2’s securities and the achievement of HC2’s strategic objectives, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on HC2’s financial position. Such statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions, including the ability of HC2 and HC2’s subsidiaries to raise capital; the ability of HC2’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. There can be no assurance that the HMN transaction or other contemplated transactions will be entered into or completed as proposed or at all, and no assurances can be given that definitive agreements for potential divestitures or other strategic transactions will be entered into with respect to either Continental Insurance or DBM Global, that any transactions consummated, or the timing, terms, conditions or net proceeds thereof. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward- looking statements made in this earnings release supplement. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. © HC2 HOLDINGS, INC. 2020 2

Safe Harbor Disclaimers Non-GAAP Financial Measures In this earnings release supplement, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA (excluding the Insurance segment) and Adjusted Operating Income and Pre-tax Adjusted Operating Income for our Insurance segment. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for depreciation and amortization; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, and FCC reimbursements; asset impairment expense; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; discontinued operations; non-recurring items; and acquisition and disposition costs. Adjusted Operating Income Adjusted Operating Income (“Insurance AOI”) and Pre-tax Adjusted Operating Income (“Pre-tax Insurance AOI”) for the Insurance segment are non-U.S. GAAP financial measures frequently used throughout the insurance industry and are economic measures the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI and Pre-tax Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provide insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI and Pre-tax Insurance AOI have certain limitations, and we may not calculate it the same as other companies in our industry. It should, therefore, be read together with the Company's results calculated in accordance with U.S. GAAP. Management recognizes that using Insurance AOI and Pre-tax Insurance AOI as performance measures have inherent limitations as an analytical tool as compared to income (loss) from operations or other U.S. GAAP financial measures, as these non-U.S. GAAP measures excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI and Pre-tax Insurance AOI should not be considered in isolation and do not purport to be an alternative to income (loss) from operations or other U.S. GAAP financial measures as a measure of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other-than- temporary impairment ("OTTI") losses recognized in operations; asset impairment; intercompany elimination; gain on bargain purchase; gain on reinsurance recaptures; and acquisition costs. Management defines Pre-tax Insurance AOI as Insurance AOI adjusted to exclude the impact of income tax (benefit) expense recognized during the current period. Management believes that Insurance AOI and Pre-tax Insurance AOI provide meaningful financial metrics that help investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part. © HC2 HOLDINGS, INC. 2020 3

COVID-19: HC2's Immediate Priorities 1 Promoting our Employee's Safety & Well-Being • Maximizing remote work arrangements to promote employee health and well-being. • Construction has been deemed an "essential" business in most states in which DBM Global has operations. – Following CDC guidelines at all job sites and fabrication shops. – Personal protective equipment provided to all on-site workers. – Routine cleaning of DBM's fabrication shops. – Changes to shift scheduling and additional sick leave extended to provide needed flexibility to employee families. 2 Maintaining Business Continuity, Serving our Customers & Assisting our Community • Successfully executing business continuity plans at our subsidiaries with minimal disruption to operations. • HC2 portfolio companies remain focused on servicing our customers and the community. – Continental Insurance: Call center operations for critical claims processing effectively unimpacted by COVID-19 outbreak. – American Natural Gas: Station up-time maintained, providing critical fueling to consumer goods and grocer supply chains. – HC2 Broadcasting: Assisting the community of McAllen, TX communicate critical COVID-19 updates over its extensive Over-the- Air network. 3 Safeguarding HC2's Portfolio & Balance Sheet • HC2 is in constant communication with subsidiary management, providing assistance and direction in evaluating business risks. • Taking action across the portfolio to rationalize costs and responsibly reduce spending wherever possible without sacrificing important corporate governance to minimize the financial impact of COVID-19. • Continue focusing on critical imperatives to unlock shareholder value. – Manage near-term liquidity needs. – Continue to execute on near-term strategic initiatives. – Position HC2 to exit this challenging period to capitalize on growth and innovation strategy. © HC2 HOLDINGS, INC. 2020 4

COVID-19: Segment Impact

How is COVID-19 Impacting Our Segments?

DBM GLOBAL

Construction

Commercial Fabrication and Erection

- Most projects in backlog remain relatively on schedule, but a minority of projects have experienced delays at customer request.
- Continuing to see bidding opportunities and continued demand in the broader market, but no new contracts have been awarded as companies navigate the economic impact of COVID-19.
- Lack of project awards could result in a decrease in backlog depending on how long COVID-19 persists.

Industrial Maintenance and Repair (GrayWolf)

- Non-essential projects under existing frameworks for certain large customers have been postponed, due in part to differing customer responses to COVID-19 and the impact of volatile oil & gas markets.

Adjusted Backlog of $781M remains near all-time high, which should provide DBM with significant cushion.

ANG

Energy

American Natural Gas

- A sizable portion of customer volumes are consumer staples or grocers, which transport essential goods, and have seen an increase in demand.
- Certain stations have seen a decrease in fueling.
  - Contracts under take-or-pay arrangements reduce the impact of any slowdown in volumes.
  - Receipt of AFTC[1] for 2020 volumes will benefit stations.
- Longer term, adoption of natural gas vehicles could potentially slow as companies evaluate CAPEX needs.

[1] Alternative Fuel Tax Credit

HC2 Broadcasting

Broadcasting

HC2 Broadcasting

- Advertising revenues have decreased as a result of COVID-19, impacting the Azteca America revenues.
- Some recently-signed broadcast networks are on revenue-share agreements, and the expectations of reduced advertising revenues throughout the industry could impact the growth the company originally expected in 2020.
- Fewer contractors have been available to assist with installing broadcast equipment, potentially delaying completion of granted construction permits and connecting certain stations to our CentralCast system.

© HC2 HOLDINGS, INC. 2020

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COVID-19: Segment Update

How is COVID-19 Impacting Our Segments?

Insurance

Continental Insurance

- Could be impacted by volatility in credit spreads, fluctuations in portfolio market prices and rating agency downgrades.
  - Mitigated by long-duration liabilities, strong RBC ratio and meaningful recovery of asset prices in April.
- Could see additional claim incurrences due to exposure to nursing home care costs and other long-term care costs.
- Continue to work with regulators to ensure sufficient cash is held to cover any potential claims activity and delays in premium collections due to extended grace periods.

Telecommunications

PTGi ICS

- As an international wholesale telecom service company that provides voice and data call termination services, the company has not been significantly impacted.
- Call volumes have remained relatively steady, except for larger industry pressures on the international wholesale termination market, which existed prior to COVID-19.

Life Sciences

R2 Technologies

- Commercialization efforts are still underway remotely and no significant clinical trials are required; various contractors who have been engaged have noted a slow-down in other work, allowing additional time to focus on R2.
- Commercial launch of the F1 device could be delayed depending on the persistence of COVID-19.
- Recent $10M additional equity investment in April by Huadong provides sufficient capital resources to continue planned commercialization efforts.

MediBeacon

- Remote research and development is still being performed.
- MediBeacon's contract research organization and partner academic centers have paused U.S. clinical trials, which could potentially slow progress toward regulatory approval for its Transdermal GFR measurement system, which measures kidney function in real-time.
- Interest in point of care measurement of kidney function continues to be high, as a significant number of I.C.U. patients with COVID-19 also suffered kidney failure and needed emergency dialysis.[1]

[1] Source: "An Overlooked, Possibly Fatal Coronavirus Crisis: a Dire Need for Kidney Dialysis", New York Times, April 18, 2020.

© HC2 HOLDINGS, INC. 2020

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Q1 2020 Key Highlights HC2 Holdco • Completed $76.9M partial redemption of 11.5% Notes using proceeds from the GMG sale. • Expect to imminently close on the sale of the 30% interest in Huawei Marine Networks (HMN). • Upon closing, will utilize HMN proceeds to redeem over $50M of additional 11.5% Notes. Construction • Subsequent to quarter end, declared dividend of $15M, of which HC2 will receive ~$14M. • Contract backlog of $485.5M as of 1Q20; approximately $781M on an adjusted basis. Energy • 5.8M gasoline gallon equivalents fueled in 1Q20, up from 3.2M in 1Q19. • New public fueling station in Modesto, CA commissioned in March. • As of the end of April, received $10.6M of net cash from the AFTC. Life Sciences • Subsequent to quarter end, R2 Technologies received an additional $10M equity investment from Huadong at a post-money valuation of $90M to fund commercialization efforts of its CryoAesthetic technology. Broadcasting • 218 operational stations as of late April 2020, of which ~165 are connected to our CentralCast system in 91 DMAs. • 31 active station construction projects for silent licenses; expect to cover 98 DMAs when complete. Insurance • In advanced discussions with exclusive buyer; any proceeds from a potential sale will be used to further decrease HC2 Holdco debt. • Total Adjusted Capital of approximately $347M at March 31, 2020. © HC2 HOLDINGS, INC. 2020 7

Strategic Initiatives Update

Delivering on Key Strategic Initiatives

✓ Marine Asset Sales

Global Marine Group Sale

- In February, completed the sale of GMG (excluding HMN) for $250M, less debt, pension and other adjustments.
- HC2 received net proceeds of approximately $99M.

HMN Joint Venture (49% owned)

- Expect to imminently close on the sale of 30% interest in HMN.
- Remaining 19% interest retained under a two-year put option.
- Total transaction valued HMN equity interest at $140M.

Transactions Valued Marine Assets At

$390M

✓ Debt Reduction

Initial Steps Taken

- Completed $76.9M partial redemption of 11.50% Note principal.
- Expect to announce a second partial redemption of over $50M of 11.50% Notes after closing of HMN transaction.

Est. Decrease in 11.50% Note Principal

~$130M

Est. Annualized Interest Savings

~$15M

✓ Holdco Cost Reductions

Initiatives Taking Effect

- Decrease in recurring SG&A of $1.1M as compared to the year ago quarter.
- Board of Director Fees reduced by 25%; total 2020 Board compensation will not exceed aggregate 2019 Board compensation.
- CEO voluntarily committed to forgo bonus in respect of 2020 performance or any future year performance until HC2 stock price reaches an average trading price of $7.50 over a 30-day trading period.
- Targeting additional cost savings and continue to evaluate controllable costs for further reductions.

Next Phase - Realize HC2 Portfolio Value and Revamp Capital Structure

Continental Insurance Group

CONTINENTAL LTC INC.

Progressing in advanced discussions with exclusive party

DBM Global

DBM GLOBAL

Exploring strategic options, including a potential sale

© HC2 HOLDINGS, INC. 2020

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HC2 Financial Summary Selected GAAP Financials (in millions, except per share amounts) Three Months Ended March 31, Increase 2020 2019 (Decrease) Net revenue $ 444.8 $ 449.0 $ (4.2) Total operating expenses 471.6 423.4 48.2 Income (loss) from operations (26.8) 25.6 (52.4) Interest expense (21.3) (18.8) (2.5) Loss on early extinguishment or restructuring of debt (5.8) — (5.8) Loss from equity investees (2.5) (5.9) 3.4 Other income, net 2.8 3.4 (0.6) (Loss) income from continuing operations before income taxes (53.6) 4.3 (57.9) Income tax benefit (expense) 12.6 (4.0) 16.6 (Loss) income from continuing operations (41.0) 0.3 (41.3) Loss from discontinued operations (including loss on disposal of $39.3 million) (60.0) (6.6) (53.4) Net loss (101.0) (6.3) (94.7) Net loss attributable to noncontrolling interest and redeemable noncontrolling interest 17.9 3.5 14.4 Net loss attributable to HC2 Holdings, Inc. (83.1) (2.8) (80.3) Less: Preferred dividends, deemed dividends and repurchase gains 0.4 (1.2) 1.6 Net loss attributable to common stock and participating preferred stockholders $ (83.5) $ (1.6) $ (81.9) (Loss) income per share - continuing operations Basic: $ (0.85) $ 0.08 $ (0.93) Diluted: $ (0.85) $ 0.04 $ (0.89) Loss per share - discontinued operations Basic: $ (0.97) $ (0.12) $ (0.85) Diluted: $ (0.97) $ (0.09) $ (0.88) Loss per shares - Net loss attributable to common stock and participating preferred stockholders Basic: $ (1.82) $ (0.03) $ (1.79) Diluted: $ (1.82) $ (0.05) $ (1.77) Weighted average common shares outstanding: Basic: 45.9 44.8 Diluted: 45.9 59.7 © HC2 HOLDINGS, INC. 2020 9

HC2 Segment Financial Summary Non-GAAP Measures1: Adjusted EBITDA & Pre-tax Insurance AOI (in millions) Three Months Ended March 31, Increase / 2020 2019 (Decrease) Core Operating Subsidiaries Construction $ 9.0 $ 12.4 $ (3.4) Energy 3.8 1.0 2.8 Telecommunications 0.4 0.8 (0.4) Total Core Operating Subsidiaries 13.2 14.2 (1.0) Early Stage and Other Holdings Life Sciences (4.2) (2.9) (1.3) Broadcasting (1.0) (2.5) 1.5 Other and Eliminations (1.6) (4.9) 3.3 Total Early Stage and Other (6.8) (10.3) 3.5 Non-Operating Corporate (5.0) (6.1) 1.1 Total Adjusted EBITDA (excluding Insurance) $ 1.4 $ (2.2) $ 3.6 Pre-tax Insurance AOI $ 6.6 $ 28.7 $ (22.1) 1 See Appendix for reconciliation of Non-GAAP to U.S. GAAP. © HC2 HOLDINGS, INC. 2020 10

Non-GAAP Reconciliations © HC2 HOLDINGS, INC. 2020 11

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Three Months Ended March 31, 2020							
	Core Operating Subsidiaries			Early Stage & Other				
	Construction	Energy	Telecom	Life Sciences	Broadcasting	Other and Eliminations	Non-operating Corporate	HC2
Net loss attributable to HC2 Holdings, Inc.								$ (83.1)
Less: Net income attributable to HC2 Holdings Insurance segment								—
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment								(1.6)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance segment	$ (0.1)	$ 0.6	$ 0.6	$ (3.2)	$ (6.2)	$ (42.1)	$ (31.1)	$ (81.5)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	2.6	2.1	0.1	—	1.7	—	—	6.5
Depreciation and amortization (included in cost of revenue)	2.3	—	—	—	—	—	—	2.3
Other operating (income) expenses	0.2	—	—	—	—	—	—	0.2
Interest expense	2.2	1.2	—	—	3.2	—	14.7	21.3
Other (income) expense, net	0.2	(0.4)	(0.4)	—	1.3	(0.6)	(1.8)	(1.7)
Loss on early extinguishment of debt	—	—	—	—	—	—	5.8	5.8
Income tax (benefit) expense	0.2	—	—	—	—	—	(0.4)	(0.2)
Noncontrolling interest	—	0.3	—	(1.0)	(1.1)	(16.1)	—	(17.9)
Share-based payment expense	—	—	—	—	0.1	—	1.4	1.5
Discontinued Operations	—	—	—	—	—	56.3	3.8	60.1
Non-recurring items	1.3	—	—	—	—	—	1.4	2.7
Acquisition and disposition costs	0.1	—	0.1	—	—	0.9	1.2	2.3
Adjusted EBITDA	$ 9.0	$ 3.8	$ 0.4	$ (4.2)	$ (1.0)	$ (1.6)	$ (5.0)	$ 1.4
Total Core Operating Subsidiaries	$ 13.2							

© HC2 HOLDINGS, INC. 2020

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Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Three Months Ended March 31, 2019							
	Core Operating Subsidiaries			Early Stage & Other				
	Construction	Energy	Telecom	Life Sciences	Broadcasting	Other and Elimination	Non-operating Corporate	HC2
Net loss attributable to HC2 Holdings, Inc.								$ (2.8)
Less: Net Income attributable to HC2 Holdings Insurance segment								33.8
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment								(2.3)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance segment	$ 2.1	$ (0.6)	$ 0.6	$ (2.6)	$ (4.4)	$ (5.8)	$ (23.6)	$ (34.3)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	3.9	1.4	0.1	—	1.4	—	—	6.8
Depreciation and amortization (included in cost of revenue)	2.1	—	—	—	—	—	—	2.1
Other operating (income) expenses	(0.1)	—	—	—	(0.9)	—	—	(1.0)
Interest expense	2.5	0.4	—	—	1.6	—	14.2	18.7
Other (income) expense, net	—	0.1	—	—	0.1	—	—	0.2
Gain on sale and deconsolidation of subsidiary	—	—	—	—	—	(0.8)	(2.7)	(3.5)
Income tax (benefit) expense	1.0	—	—	—	—	—	2.3	3.3
Noncontrolling interest	0.1	(0.3)	—	(0.3)	(0.6)	(2.4)	—	(3.5)
Share-based payment expense	—	—	—	—	—	—	1.1	1.1
Discontinued operations	—	—	—	—	0.2	4.1	2.5	6.8
Non-recurring items	—	—	—	—	—	—	—	—
Acquisition and disposition costs	0.8	—	0.1	—	0.1	—	0.1	1.1
Adjusted EBITDA	$ 12.4	$ 1.0	$ 0.8	$ (2.9)	$ (2.5)	$ (4.9)	$ (6.1)	$ (2.2)
Total Core Operating Subsidiaries	$ 14.2							

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Reconciliation of U.S. GAAP Income to Pre-tax Insurance AOI The table below shows the adjustments made to the reported Net income (loss) of the Insurance segment to calculate Insurance AOI and Pre-tax Insurance AOI (in millions). Three months ended March 31, Increase / 2020 2019 (Decrease) Net income - Insurance segment $ — $ 33.8 $ (33.8) Effect of investment (gains) (1) 19.0 (6.0) 25.0 Acquisition costs — 0.2 (0.2) Insurance AOI 19.0 28.0 (9.0) Income tax expense (benefit) (12.4) 0.7 (13.1) Pre-tax Insurance AOI $ 6.6 $ 28.7 $ (22.1) (1) The Insurance segment revenues are inclusive of realized and unrealized gains and net investment income for the three months ended March 31, 2020 and 2019. Such adjustments are related to transactions between entities under common control which are eliminated or are reclassified in consolidation. © HC2 HOLDINGS, INC. 2020 14